UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BUNGE LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Virtual Shareholder Meeting to Be Held on May 21, 2020. BUNGE LIMITED BUNGE LIMITED 1391 TIMBERLAKE MANOR PARKWAY ST. LOUIS, MO 63017 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D01629-P33129-Z76333 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual General Meeting For holders as of:March 26, 2020 Date: May 21, 2020 Time: 3:00 PM, Central Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BG2020. The company will be hosting the meeting live via the Internet this year. To access the meeting via the Internet please visit www.virtualshareholdermeeting.com/BG2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials How to View Online: How To Vote Please Choose One of the Following Voting Methods D01630-P33129-Z76333 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/BG2020. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. YOUR VOTE IS IMPORTANT! We strongly recommend that you vote in advance of the Annual General Meeting, even if you plan to access the meeting. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4: 1. Election of Directors 2. To appoint Deloitte & Touche LLP as Bunge Limited's independent auditors for the fiscal year ending December 31, 2020 and to authorize the audit committee of the Board of Directors to determine the independent auditors' fees. Nominees: 1a. Sheila Bair 1b. Vinita Bali 3. Advisory vote to approve executive compensation. 4. Amendment to the Bunge Limited 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares. 1c. Carol M. Browner 1d. Andrew Ferrier NOTE: For any other matter properly coming before the Annual General Meeting of Shareholders, this proxy will be voted at the discretion of the proxy holder. 1e. Paul Fribourg 1f. J. Erik Fyrwald 1g. Gregory A. Heckman 1h. Bernardo Hees 1i. Kathleen Hyle 1j. Henry W. Winship 1k. Mark N. Zenuk D01631-P33129-Z76333 Voting Items

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